AXP(R) Blue Chip
                                                                  Advantage Fund

                                                          2001 SEMIANNUAL REPORT



American
   Express(R)
Funds


                                                      (icon of) magnifying glass

AXP Blue Chip Advantage Fund seeks to provide shareholders with a long-term total return exceeding that of the U.S. stock market.



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Making the Most
of the Market

If you were compiling a who's who of corporate America, a good place to start would be the Standard & Poor's Index. Composed of 500 stocks representing a wide range of prominent companies, "the S&P" is recognized as a good measure of overall stock market performance. Of course, some of those stocks will fare better than others. AXP Blue Chip Advantage Fund tries to identify and build the bulk of its portfolio around these stocks.

CONTENTS
From the Chairman                        3
From the Portfolio Manager               3
Fund Facts                               5
The 10 Largest Holdings                  6
Financial Statements                     7
Notes to Financial Statements           10
Investments in Securities               18

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2   AXP BLUE CHIP ADVANTAGE FUND -- SEMIANNUAL REPORT


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(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

First, I want to thank you for being a shareholder in American Express funds. While we strongly believe in the virtues of investment, we also are very sensitive to the fluctuations of the financial markets. That is why we want to re-emphasize the importance of making certain that you frequently review your investments and regularly meet with your financial advisor. By doing so, you can take advantage of shifts in the markets to position your portfolio relative to expected market volatility and, possibly, achieve better overall performance.

Second, I strongly advise that you keep a focus on the long-term. Reviewing past performance is helpful, but it should not be viewed as a leading indicator of the future. One constant is the necessity to have a financial plan based on appropriate asset allocation. Make sure that the plan provides what you need and expect.

Our job, as a Board, is to monitor and confirm that the Fund complies with its investment objective and that its management style stays on target. We want the Fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,

Arne H. Carlson



(Picture of) James M. Johnson, Jr.
James M. Johnson, Jr.
Portfolio Manager

From the Portfolio Manager

A poor environment for large-capitalization stocks prevailed during the past six months, penalizing AXP Blue Chip Advantage Fund's performance. For the first half of the fiscal year -- February through July 2001 -- the Fund's Class A shares lost 13.31 % (excluding the sales charge).

Almost exactly on cue, the stock market started heading down at the outset of the period, as concerns about a weak economy and a slump in corporate profits sapped investors' confidence. The slide continued until early April, by which time the market was down close to 20%.

SPRING SURGE
Spring ushered in a fresh sense of optimism based on a series of cuts in short-term interest rates that the Federal Reserve began implementing in early January. Those rates cuts, investors reasoned, would re-ignite the economy and, ultimately, profits. The stock market

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3   AXP BLUE CHIP ADVANTAGE FUND -- SEMIANNUAL REPORT


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responded in good fashion, as it gained ground from April until late May. But disappointing economic data and dismal business outlooks for a number of prominent companies quickly reversed that trend, sending stocks back down through July.

The pattern of the Fund's performance roughly tracked that of the stock market. For the period as a whole, investments in retailing, health-care services, media, tobacco and paper stocks were among the best performers. On the other hand, pharmaceuticals, telecommunications equipment, electronics, computer hardware and Internet stocks were weak overall.

As for what the second half of the fiscal year may bring, investors seem to have already factored in the likelihood of an economic recovery before the end of 2001. If so, that could serve to limit potential gains by the stock market in the months ahead.

The key element, I think, may be inflation. While it continues to be well-behaved at this time, anything more than a slight increase probably would be a stumbling block for the market. In light of those considerations, I plan, over the near-term at least, to take a conservative investment approach, emphasizing historically resilient types of stocks such as health care and food while still maintaining a well-diversified portfolio.



James M. Johnson, Jr., CFA



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4   AXP BLUE CHIP ADVANTAGE FUND -- SEMIANNUAL REPORT


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Fund Facts

Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)
July 31, 2001                                       $8.57
Jan. 31, 2001                                       $9.92
Decrease                                            $1.35

Distributions -- Feb. 1, 2001 - July 31, 2001
From income                                         $0.03
From long-term capital gains                        $  --
Total distributions                                 $0.03
Total return*                                     -13.31%

Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
July 31, 2001                                       $8.39
Jan. 31, 2001                                       $9.72
Decrease                                            $1.33

Distributions -- Feb. 1, 2001 - July 31, 2001
From income                                         $  --
From long-term capital gains                        $  --
Total distributions                                 $  --
Total return*                                     -13.68%

Class C -- 6-month performance
(All figures per share)

Net asset value (NAV)
July 31, 2001                                       $8.37
Jan. 31, 2001                                       $9.70
Decrease                                            $1.33

Distributions -- Feb. 1, 2001 - July 31, 2001
From income                                         $0.01
From long-term capital gains                        $  --
Total distributions                                 $0.01
Total return*                                     -13.66%

Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
July 31, 2001                                       $8.59
Jan. 31, 2001                                       $9.94
Decrease                                            $1.35

Distributions -- Feb. 1, 2001 - July 31, 2001
From income                                         $0.04
From long-term capital gains                        $  --
Total distributions                                 $0.04
Total return*                                     -13.20%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.


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5   AXP BLUE CHIP ADVANTAGE FUND -- SEMIANNUAL REPORT


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The 10 Largest Holdings
                         Percent               Value
                     (of net assets)   (as of July 31, 2001)
General Electric          4.20%            $143,188,950
Pfizer                    2.74               93,226,862
Microsoft                 2.73               92,891,046
AOL Time Warner           2.08               70,874,729
Citigroup                 2.05               69,997,761
Intel                     1.98               67,603,118
Wal-Mart Stores           1.95               66,358,890
American Intl Group       1.93               65,897,537
SBC Communications        1.79               60,836,566
Home Depot                1.73               58,942,974

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) pie chart

The 10 holdings listed here
make up 23.18% of net assets



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6   AXP BLUE CHIP ADVANTAGE FUND -- SEMIANNUAL REPORT


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

Financial Statements
Statement of assets and liabilities
AXP Blue Chip Advantage Fund

July 31, 2001 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $3,528,797,882)                                              $3,403,620,581
Cash in bank on demand deposit                                                          233,732
Dividends and accrued interest receivable                                             2,064,045
Receivable for investment securities sold                                            26,306,583
Capital shares receivable                                                                 6,428
                                                                                          -----
Total assets                                                                      3,432,231,369
                                                                                  -------------

Liabilities
Capital shares payable                                                                    3,765
Payable for investment securities purchased                                          25,052,634
Accrued investment management services fee                                               41,236
Accrued distribution fee                                                                 46,833
Accrued service fee                                                                         853
Accrued transfer agency fee                                                              17,222
Accrued administrative services fee                                                       2,206
Other accrued expenses                                                                  274,862
                                                                                        -------
Total liabilities                                                                    25,439,611
                                                                                     ----------
Net assets applicable to outstanding capital stock                               $3,406,791,758
                                                                                 ==============

Represented by
Capital stock -- $.01 par value (Note 1)                                         $    4,004,754
Additional paid-in capital                                                        3,909,906,470
Undistributed net investment income                                                     644,486
Accumulated net realized gain (loss)                                               (382,265,172)
Unrealized appreciation (depreciation) on investments (Note 5)                     (125,498,780)
                                                                                   ------------
Total -- representing net assets applicable to outstanding capital stock         $3,406,791,758
                                                                                 ==============
Net assets applicable to outstanding shares:   Class A                           $1,842,853,054
                                               Class B                           $1,246,078,391
                                               Class C                           $    5,292,611
                                               Class Y                           $  312,567,702
Net asset value per share
   of outstanding capital stock:               Class A shares   214,978,565      $         8.57
                                               Class B shares   148,463,710      $         8.39
                                               Class C shares       632,240      $         8.37
                                               Class Y shares    36,400,861      $         8.59

See accompanying notes to financial statements.




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7   AXP BLUE CHIP ADVANTAGE FUND -- SEMIANNUAL REPORT


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

Statement of operations
AXP Blue Chip Advantage Fund

Six months ended July 31, 2001 (Unaudited)
Investment income
Income:
Dividends                                                                                       $   17,251,522
Interest                                                                                             9,877,931
   Less foreign taxes withheld                                                                         (16,229)
                                                                                                       -------
Total income                                                                                        27,113,224
                                                                                                    ----------
Expenses (Note 2):
Investment management services fee                                                                   7,149,096
Distribution fee
   Class A                                                                                           2,420,110
   Class B                                                                                           6,651,224
   Class C                                                                                              23,254
Transfer agency fee                                                                                  2,812,312
Incremental transfer agency fee
   Class A                                                                                             164,472
   Class B                                                                                             187,294
   Class C                                                                                               1,001
Service fee -- Class Y                                                                                 160,686
Administrative services fees and expenses                                                              453,267
Compensation of board members                                                                           12,375
Custodian fees                                                                                         136,930
Printing and postage                                                                                   292,667
Registration fees                                                                                       52,726
Audit fees                                                                                              12,500
Other                                                                                                   11,350
                                                                                                        ------
Total expenses                                                                                      20,541,264
   Earnings credits on cash balances (Note 2)                                                          (91,459)
                                                                                                       -------
Total net expenses                                                                                  20,449,805
                                                                                                    ----------
Investment income (loss) -- net                                                                      6,663,419
                                                                                                     ---------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                 (253,661,566)
   Futures contracts                                                                               (46,304,120)
   Options contracts written (Note 6)                                                                  764,908
                                                                                                       -------
Net realized gain (loss) on investments                                                           (299,200,778)
Net change in unrealized appreciation (depreciation) on investments                               (260,950,955)
                                                                                                  ------------
Net gain (loss) on investments                                                                    (560,151,733)
                                                                                                  ------------
Net increase (decrease) in net assets resulting from operations                                  $(553,488,314)
                                                                                                 =============

See accompanying notes to financial statements.




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8   AXP BLUE CHIP ADVANTAGE FUND -- SEMIANNUAL REPORT


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

Statements of changes in net assets
AXP Blue Chip Advantage Fund

                                                                              July 31, 2001      Jan. 31, 2001
                                                                            Six months ended      Year ended
                                                                               (Unaudited)
Operations and distributions
Investment income (loss) -- net                                               $    6,663,419    $   10,872,540
Net realized gain (loss) on investments                                         (299,200,778)      142,958,214
Net change in unrealized appreciation (depreciation) on investments             (260,950,955)     (403,184,037)
                                                                                ------------      ------------
Net increase (decrease) in net assets resulting from operations                 (553,488,314)     (249,353,283)
                                                                                ------------      ------------
Distributions to shareholders from:
     Net investment income
         Class A                                                                  (6,474,639)       (7,465,479)
         Class B                                                                     (72,850)               --
         Class C                                                                      (2,694)           (6,570)
         Class Y                                                                  (1,352,782)       (1,516,459)
     Net realized gain
         Class A                                                                          --      (229,854,442)
         Class B                                                                          --      (159,041,137)
         Class C                                                                          --          (335,214)
         Class Y                                                                          --       (36,474,803)
                                                                                    --------       -----------
Total distributions                                                               (7,902,965)     (434,694,104)
                                                                                  ----------      ------------

Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                     160,325,286       630,368,762
     Class B shares                                                               72,514,645       358,514,414
     Class C shares                                                                2,219,797         4,579,623
     Class Y shares                                                               46,958,695       148,540,066
Reinvestment of distributions at net asset value
     Class A shares                                                                6,408,789       232,702,538
     Class B shares                                                                   65,903       157,414,746
     Class C shares                                                                    2,672           336,670
     Class Y shares                                                                1,352,782        37,991,262
Payments for redemptions
     Class A shares                                                             (268,017,185)     (703,165,874)
     Class B shares (Note 2)                                                    (147,863,582)     (315,213,899)
     Class C shares (Note 2)                                                        (314,054)         (275,736)
     Class Y shares                                                              (48,566,858)     (137,225,417)
                                                                                 -----------      ------------
Increase (decrease) in net assets from capital share transactions               (174,913,110)      414,567,155
                                                                                ------------       -----------
Total increase (decrease) in net assets                                         (736,304,389)     (269,480,232)
Net assets at beginning of period                                              4,143,096,147     4,412,576,379
                                                                               -------------     -------------
Net assets at end of period                                                   $3,406,791,758    $4,143,096,147
                                                                              ==============    ==============
Undistributed net investment income                                           $      644,486    $    1,884,032
                                                                              --------------    --------------

See accompanying notes to financial statements.


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9   AXP BLUE CHIP ADVANTAGE FUND -- SEMIANNUAL REPORT


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Notes to Financial Statements

AXP Blue Chip Advantage Fund
(Unaudited as to July 31, 2001)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Market Advantage Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Market Advantage Series has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests in common stocks that are included in a broad market index.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 164 shares of capital stock at $12.23 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C, and Class Y shares.
o Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write call options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The risk in buying an option is that the Fund pays a premium



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10   AXP BLUE CHIP ADVANTAGE FUND -- SEMIANNUAL REPORT


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whether or not the option is exercised. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option and the cost of a security for a purchased call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy financial futures contracts and also may buy call options on these futures contracts. Risks of entering into futures contracts include the possibility of an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.



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2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.54% to 0.35% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Core Index. The maximum adjustment is 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $730,160 for the six months ended July 31, 2001.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:
o  Class A $19.00
o  Class B $20.00
o  Class C $19.50
o  Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,883,976 for Class A, $595,320 for Class B and $1,680 for Class C for the six months ended July 31, 2001.

During the six months ended July 31, 2001, the Fund's custodian and transfer agency fees were reduced by $91,459 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.



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3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,154,146,979 and $2,050,868,868, respectively, for the six months ended July 31, 2001. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $17,329 for the six months ended July 31, 2001.

Income from securities lending amounted to $1,852 for the six months ended July 31, 2001. The risks to the Fund of securities lending are that the borrower may not provided additional collateral when required or return the securities when due.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                                            Six months ended July 31, 2001
                                             Class A          Class B            Class C          Class Y
Sold                                       18,158,477         8,345,837          253,821         5,295,477
Issued for reinvested distributions           749,394             8,070              321           158,031
Redeemed                                  (30,374,943)      (17,247,766)         (36,783)       (5,489,530)
                                          -----------       -----------          -------        ----------
Net increase (decrease)                   (11,467,072)       (8,893,859)         217,359           (36,022)
                                          -----------        ----------          -------           -------

                                                               Year ended Jan. 31, 2001
                                             Class A          Class B           Class C*          Class Y
Sold                                       52,691,552        30,717,027          403,393        12,614,122
Issued for reinvested distributions        25,015,390        17,279,173           37,001         4,073,229
Redeemed                                  (59,266,834)      (27,153,847)         (25,513)      (11,520,064)
                                          -----------       -----------          -------       -----------
Net increase (decrease)                    18,440,108        20,842,353          414,881         5,167,287
                                           ----------        ----------          -------         ---------

*Inception date was June 26, 2000.


5. STOCK INDEX FUTURES CONTRACTS
As of July 31, 2001, investments in securities included securities valued at $29,302,640 that were pledged as collateral to cover initial margin deposits on 511 open purchase contracts and 62 open sale contracts. The market value of the open purchase contracts as of July 31, 2001 was $155,254,575 with a net unrealized loss of $535,723. The market value of the open sale contracts as of July 31, 2001 was $18,837,150 with a net unrealized gain of $214,244. See "Summary of significant accounting policies."

6. OPTIONS CONTRACTS WRITTEN
Contracts and premium amounts associated with options contracts written are as follows:

                                    Six months ended July 31, 2001
                                                 Calls
                                     Contracts         Premium
Balance Jan. 31, 2001                     --          $      --
Opened                                 7,740            947,748
Closed                                (7,740)          (947,748)
                                      ------           --------
Balance July 31, 2001                     --          $      --
                                      ------           --------
See "Summary of significant accounting policies."


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13   AXP BLUE CHIP ADVANTAGE FUND -- SEMIANNUAL REPORT


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7. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended July 31, 2001.

8. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in its net assets.

9. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $53,213,842 as of Jan. 31, 2001, that will expire in 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.



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14   AXP BLUE CHIP ADVANTAGE FUND -- SEMIANNUAL REPORT


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10. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)
Fiscal period ended Jan. 31,                  2001(f)       2001         2000        1999         1998
Net asset value, beginning of period         $ 9.92        $11.80       $11.88      $ 9.49       $ 8.97
                                             ------        ------       ------      ------       ------
Income from investment operations:
Net investment income (loss)                    .02           .05          .03         .06          .10
Net gains (losses)
    (both realized and unrealized)            (1.34)         (.76)        1.11        2.55         1.67
                                              -----          ----         ----        ----         ----
Total from investment operations              (1.32)         (.71)        1.14        2.61         1.77
                                              -----          ----         ----        ----         ----
Less distributions:
Dividends from net investment income           (.03)         (.04)        (.03)       (.06)        (.10)
Distributions from realized gains                --         (1.13)       (1.19)       (.16)       (1.15)
                                               ----         -----        -----        ----        -----
Total distributions                            (.03)        (1.17)       (1.22)       (.22)       (1.25)
                                               ----         -----        -----        ----        -----
Net asset value, end of period               $ 8.57        $ 9.92       $11.80      $11.88       $ 9.49
                                             ------        ------       ------      ------       ------

Ratios/supplemental data
Net assets, end of period
    (in millions)                            $1,843        $2,247       $2,455      $1,863       $1,202
                                             ------        ------       ------      ------       ------
Ratio of expenses to average
    daily net assets(c)                        .88%(d)       .85%         .83%        .73%         .78%
                                               ---           ---          ---         ---          ---
Ratio of net investment income (loss)
    to average daily net assets                .64%(d)       .50%         .40%        .69%        1.03%
                                               ---           ---          ---         ---         ----
Portfolio turnover rate
    (excluding short-term securities)           64%          140%          81%        105%         145%
                                                --           ---           --         ---          ---
Total return(e)                             (13.31%)       (5.34%)       9.30%      27.71%       20.22%
                                            ------         -----         ----       -----        -----

Class B

Per share income and capital changes(a)
Fiscal period ended Jan. 31,                   2001(f)      2001         2000        1999        1998
Net asset value, beginning of period         $ 9.72        $11.63       $11.79      $ 9.43       $ 8.92
                                             ------        ------       ------      ------       ------
Income from investment operations:
Net investment income (loss)                     --            --           --          --          .03
Net gains (losses)
    (both realized and unrealized)            (1.33)         (.78)        1.03        2.52         1.66
                                              -----          ----         ----        ----         ----
Total from investment operations              (1.33)         (.78)        1.03        2.52         1.69
                                              -----          ----         ----        ----         ----
Less distributions:
Dividends from net investment income             --            --           --          --         (.03)
Distributions from realized gains                --         (1.13)       (1.19)       (.16)       (1.15)
                                               ----         -----        -----        ----        -----
Total distributions                              --         (1.13)       (1.19)       (.16)       (1.18)
                                               ----         -----        -----        ----        -----
Net asset value, end of period               $ 8.39        $ 9.72       $11.63      $11.79       $ 9.43
                                             ------        ------       ------      ------       ------

Ratios/supplemental data
Net assets, end of period
    (in millions)                            $1,246        $1,530       $1,588      $1,109         $645
                                             ------        ------       ------      ------         ----
Ratio of expenses to average
    daily net assets(c)                       1.64%(d)      1.60%        1.59%       1.49%        1.54%
                                              ----          ----         ----        ----         ----
Ratio of net investment income
    (loss) to average daily net assets        (.12%)(d)     (.25%)       (.36%)      (.07%)        .26%
                                              ----          ----         ----        ----          ---
Portfolio turnover rate
    (excluding short-term securities)           64%          140%          81%        105%         145%
                                                --           ---           --         ---          ---
Total return(e)                             (13.68%)       (6.01%)       8.45%      26.75%       19.32%
                                            ------         -----         ----       -----        -----

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
15   AXP BLUE CHIP ADVANTAGE FUND -- SEMIANNUAL REPORT

Class C

Per share income and capital changes(a)
Fiscal period ended Jan. 31,                  2001(f)      2001(b)
Net asset value, beginning of period         $ 9.70        $11.99
                                             ------        ------
Income from investment operations:
Net investment income (loss)                    .01           .03
Net gains (losses)
    (both realized and unrealized)            (1.33)        (1.16)
                                              -----         -----
Total from investment operations              (1.32)        (1.13)
                                              -----         -----
Less distributions:
Dividends from net investment income           (.01)         (.03)
Distributions from realized gains                --         (1.13)
                                               ----         -----
Total distributions                            (.01)        (1.16)
                                               ----         -----
Net asset value, end of period               $ 8.37        $ 9.70
                                             ------        ------

Ratios/supplemental data
Net assets, end of period
    (in millions)                                $5            $4
                                                 --            --
Ratio of expenses to average
    daily net assets(c)                       1.64%(d)      1.60%(d)
                                              ----          ----
Ratio of net investment income
    (loss) to average daily net assets        (.16%)d        .04%(d)
                                              ----           ---
Portfolio turnover rate
    (excluding short-term securities)           64%          140%
                                                --           ---
Total return(e)                             (13.66%)       (8.79%)
                                            ------         -----

Class Y

Per share income and capital changes(a)
Fiscal period ended Jan. 31,                  2001(f)       2001         2000        1999        1998
Net asset value, beginning of period         $ 9.94        $11.81       $11.89      $ 9.50       $ 8.97
                                             ------        ------       ------      ------       ------
Income from investment operations:
Net investment income (loss)                    .03           .06          .04         .07          .11
Net gains (losses)
    both realized and unrealized)             (1.34)         (.75)        1.11        2.55         1.68
                                              -----          ----         ----        ----         ----
Total from investment operations              (1.31)         (.69)        1.15        2.62         1.79
                                              -----          ----         ----        ----         ----
Less distributions:
Dividends from net investment income           (.04)         (.05)        (.04)       (.07)        (.11)
Distributions from realized gains                --         (1.13)       (1.19)       (.16)       (1.15)
                                               ----         -----        -----        ----        -----
Total distributions                            (.04)        (1.18)       (1.23)       (.23)       (1.26)
                                               ----         -----        -----        ----        -----
Net asset value, end of period               $ 8.59        $ 9.94       $11.81      $11.89       $ 9.50
                                             ------        ------       ------      ------       ------

Ratios/supplemental data
Net assets, end of period
    (in millions)                              $313          $362         $369        $323         $239
                                               ----          ----         ----        ----         ----
Ratio of expenses to average
    daily net assets(c)                        .71%(d)       .68%         .69%        .66%         .69%
                                               ---           ---          ---         ---          ---
Ratio of net investment income
    (loss) to average daily net assets         .80%(d)       .67%         .54%        .77%        1.10%
                                               ---           ---          ---         ---         ----
Portfolio turnover rate
    (excluding short-term securities)           64%          140%          81%        105%         145%
                                                --           ---           --         ---          ---
Total return(e)                             (13.20%)       (5.16%)       9.44%      27.82%       20.35%
                                            ------         -----         ----       -----        -----

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
16   AXP BLUE CHIP ADVANTAGE FUND -- SEMIANNUAL REPORT

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.
(f) Six months ended July 31, 2001 (Unaudited).





--------------------------------------------------------------------------------
17   AXP BLUE CHIP ADVANTAGE FUND -- SEMIANNUAL REPORT

Investments in Securities
AXP Blue Chip Advantage Fund

July 31, 2001 (Unaudited)
(Percentages represent value of investments compared to net assets)

Common stocks (95.3%)
Issuer                              Shares              Value(a)

Aerospace & defense (0.5%)
United Technologies                229,700(e)        $16,859,980

Airlines (0.9%)
AMR                                233,500(b)          8,207,525
Delta Air Lines                    490,800            21,781,704
Total                                                 29,989,229

Banks and savings & loans (6.7%)
Bank of America                    845,424            53,785,874
Bank of New York                   586,000            26,287,960
FleetBoston Financial              812,467            30,483,762
Mellon Financial                   628,300            23,887,966
State Street                       154,400             8,302,088
U.S. Bancorp                     1,466,151            34,806,425
Washington Mutual                  912,100            36,958,292
Zions Bancorp                      224,100            13,098,645
Total                                                227,611,012

Beverages & tobacco (4.9%)
Anheuser-Busch                     769,700            33,335,707
Coca-Cola                        1,061,500(e)         47,342,900
PepsiCo                            511,300            23,841,919
Philip Morris                      963,400            43,834,700
UST                                606,500            18,771,175
Total                                                167,126,401

Chemicals (2.2%)
Dow Chemical                       819,500            29,829,800
du Pont (EI) de Nemours            749,700            32,102,154
Praxair                            311,900            14,141,546
Total                                                 76,073,500

Communications equipment & services (0.6%)
Brocade Communications
  Systems                          331,400(b,e)       10,916,316
Tellabs                            672,800(b)         11,081,016
Total                                                 21,997,332

Computer software & services (4.0%)
Citrix Systems                     431,600(b)         14,445,652
Microsoft                        1,403,400(b)         92,891,046
Oracle                           1,613,500(b)         29,172,080
VERITAS Software                         3(b)                127
Total                                                136,508,905

Computers & office equipment (9.2%)
AOL Time Warner                  1,559,400(b)         70,874,729
Cabletron Systems                  525,100(b)          9,751,107
Certegy                            221,100(b)          7,300,722
Cisco Systems                    2,921,600(b)         56,153,152
Compaq Computer                  1,199,000            17,913,060
Dell Computer                      280,500(b,e)        7,553,865
EMC                              1,671,112(b)         32,954,329
Equifax                            442,200            10,462,452
First Data                         428,700            29,717,484
Intl Business Machines             231,100            24,314,031
Juniper Networks                   335,000(b)          8,606,150
Palm                             1,767,000(b)          9,488,790
Sanmina                            702,250(b)         15,273,938
Solectron                          771,100(b)         13,478,828
Total                                                313,842,637

Electronics (5.3%)
Applied Materials                  615,000(b)         28,203,900
Intel                            2,267,800            67,603,118
Jabil Circuit                      317,400(b)         10,315,500
PMC-Sierra                         381,200(b)         11,554,172
Teradyne                           389,500(b)         13,235,210
Texas Instruments                  977,400            33,720,300
Xilinx                             382,700(b)         15,308,000
Total                                                179,940,200

Energy (4.5%)
Apache                             476,900            24,774,955
Chevron                            426,900            39,014,391
Exxon Mobil                      1,336,940            55,830,614
Kerr-McGee                         187,300            11,833,614
Mirant                             676,200(b)         20,914,866
Total                                                152,368,440

Energy equipment & services (2.2%)
Halliburton                        726,000            25,417,260
Schlumberger                       537,000            28,863,750
Transocean Sedco Forex             598,400            19,322,336
Total                                                 73,603,346


See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
18   AXP BLUE CHIP ADVANTAGE FUND -- SEMIANNUAL REPORT

Issuer                              Shares              Value(a)

Financial services (5.9%)
Capital One Financial              249,200           $16,016,084
Citigroup                        1,394,100            69,997,761
Fannie Mae                         525,000            43,706,250
Lehman Brothers Holdings           266,800            19,209,600
MBNA                               788,550            27,914,670
Providian Financial                508,900            25,124,393
Total                                                201,968,758

Health care (11.4%)
Abbott Laboratories                481,200            25,787,508
Allergan                           111,300             8,379,777
American Home Products             390,400            23,545,024
Amgen                              556,400(b,e)       34,891,844
Baxter Intl                        590,000            29,382,000
Biogen                             151,300(b)          8,577,197
Biomet                             541,900            26,309,245
Guidant                            417,900(b)         13,322,652
Johnson & Johnson                  895,800            48,462,780
Medtronic                          508,800            24,437,664
Merck & Co                         258,300            17,559,234
Pfizer                           2,261,690            93,226,862
Pharmacia                          849,600            37,909,152
Total                                                391,790,939

Health care services (2.1%)
HCA                                656,800            30,179,960
UnitedHealth Group                 435,200            29,341,184
Wellpoint Health Networks          114,100(b)         12,204,136
Total                                                 71,725,280

Household products (0.3%)
Gillette                           307,300             8,564,451

Insurance (5.5%)
AFLAC                              466,000            13,784,280
Allstate                           899,200            31,436,032
American Intl Group                791,562            65,897,537
Hartford Financial
  Services Group                   291,700            19,313,457
Marsh & McLennan                   307,000            30,822,800
St. Paul Companies                 584,600            25,634,710
Total                                                186,888,816

Leisure time & entertainment (2.4%)
Disney (Walt)                      753,200            19,846,820
Harley-Davidson                    400,100            20,649,161
Viacom Cl B                        842,326(b)         41,947,835
Total                                                 82,443,816

Media (1.3%)
Clear Channel Communications       447,400(b)         26,217,640
Univision Communications Cl A      446,700(b)         17,055,006
Total                                                 43,272,646

Metals (1.7%)
Alcan Aluminum                     601,200(c)         22,551,012
Alcoa                              863,800            33,886,874
Total                                                 56,437,886

Miscellaneous (0.5%)
Convergys                          563,200(b)         17,543,680

Multi-industry conglomerates (7.8%)
Danaher                            257,100            14,549,289
General Electric                 3,291,700           143,188,950
Minnesota Mining & Mfg             285,500            31,941,740
Robert Half Intl                   378,900(b)          9,870,345
Textron                            387,300            21,812,736
Tyco Intl                          814,600(c)         43,336,720
Total                                                264,699,780

Paper & packaging (0.2%)
Intl Paper                         195,400             7,984,044

Real estate investment trust (0.5%)
Starwood Hotels &
  Resorts Worldwide                461,500            16,470,935

Restaurants & lodging (0.5%)
Marriott Intl Cl A                 368,700            17,605,425

Retail (7.3%)
Best Buy                           346,000(b)         23,168,160
Gap                                919,200            25,103,352
Home Depot                       1,170,200            58,942,974
Kroger                           1,374,400(b)         36,229,184
Safeway                            278,300(b)         12,289,728
TJX Companies                      295,200            10,039,752
Wal-Mart Stores                  1,187,100            66,358,890
Walgreen                           445,800            15,023,460
Total                                                247,155,500

Utilities -- electric (0.9%)
Calpine                            400,200(b)         14,403,198
Duke Energy                        433,900            16,752,879
Total                                                 31,156,077

Utilities -- gas (0.6%)
Dynegy Cl A                        298,700            13,853,706
El Paso                            145,300             7,519,275
Total                                                 21,372,981


See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
19   AXP BLUE CHIP ADVANTAGE FUND -- SEMIANNUAL REPORT

Issuer                            Shares              Value(a)

Utilities -- telephone (5.4%)
BellSouth                        1,071,282(e)        $43,601,177
SBC Communications               1,351,023            60,836,566
Sprint (FON Group)                 833,800            19,460,892
Verizon Communications           1,086,400            58,828,560
Total                                                182,727,195

Total common stocks
(Cost: $3,370,887,571)                            $3,245,729,191

Short-term securities (4.6%)
Issuer      Annualized            Amount              Value(a)
           yield on date        payable at
            of purchase          maturity

U.S. government agencies (1.3%)
Federal Home Loan Bank Disc Nt
  08-10-01     3.75%            $4,400,000            $4,395,273
Federal Home Loan Mtge Corp Disc Nts
  08-09-01     3.74             18,200,000            18,182,982
  09-06-01     3.72              2,800,000             2,788,914
Federal Natl Mtge Assn Disc Nts
  08-02-01     3.85              7,700,000             7,698,261
  08-14-01     3.73             12,200,000            12,182,349
Total                                                 45,247,779

Commercial paper (3.3%)
Barclays U.S. Funding
  08-13-01     3.73              2,600,000             2,596,507
BellSouth
  08-20-01     3.64              8,200,000(d)          8,183,462
Campbell Soup
  10-11-01     3.57              5,200,000(d)          5,161,832
Edison Asset Securitization
  08-09-01     3.62             13,700,000(d)         13,687,601
Gannett
  08-13-01     3.74              3,900,000(d)          3,894,747
Heinz (HJ)
  08-02-01     3.70             14,900,000(d)         14,896,937
Morgan Stanley, Dean Witter, Discover & Co
  10-05-01     3.71              6,000,000             5,959,630
Nordea North America
  08-15-01     3.90              5,000,000             4,991,979
Salomon Smith Barney
  08-17-01     3.76             21,800,000            21,761,395
UBS Finance (Delaware)
  09-06-01     3.78             10,700,000            10,657,636
Verizon Global Funding
  08-30-01     3.71              5,400,000(d)          5,383,350
Verizon Network Funding
  08-17-01     3.68              8,600,000             8,585,095
  08-24-01     3.61              6,900,000             6,883,440
Total                                                112,643,611

Total short-term securities
(Cost: $157,910,311)                                $157,891,390

Total investments in securities
(Cost: $3,528,797,882)(f)                         $3,403,620,581



See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
20   AXP BLUE CHIP ADVANTAGE FUND -- SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of July 31, 2001, the value of foreign securities represented 1.93% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 5 to the financial statements):

    Type of security                            Contracts
    Purchase contracts
    S&P 500 Index, Sept. 2001                     511

    Sale contracts
    S&P 500 Index, Sept. 2001                      62

(f) At July 31, 2001, the cost of securities for federal income tax purposes was approximately $3,528,798,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                $ 168,970,000
    Unrealized depreciation                                 (294,147,000)
                                                            ------------
    Net unrealized depreciation                            $(125,177,000)
                                                            -------------


--------------------------------------------------------------------------------
21   AXP BLUE CHIP ADVANTAGE FUND -- SEMIANNUAL REPORT

AXP Blue Chip Advantage Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

                                                            PRSRT STD AUTO
                                                             U.S. POSTAGE
                                                                 PAID
                                                           AMERICAN EXPRESS


Ticker Symbol
Class A: IBLUX             Class B: IDBCX
Class C: N/A               Class Y: IBCYX


This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                (logo) American
                                                                         Express

                                                                 S-6338 M (9/01)